Panther Small Cap Fund
(Ticker Symbol: PCGSX)
A series of Investment Managers Series Trust II (the “Trust”)

Supplement dated April 15, 2016 to the
Summary Prospectus dated April 1, 2016,
Prospectus and Statement of Additional Information, both dated April 1, 2016

The Board of Trustees of the Trust has approved a Plan of Liquidation for the Panther Small Cap Fund (the “Fund”) which authorizes the termination, liquidation and dissolution of the Fund. In order to perform such liquidation, effective immediately the Fund is closed to all new investment.

The Fund will be liquidated on or about May 16, 2016 (the “Liquidation Date”), and shareholders may redeem their shares until the Liquidation Date. On or promptly after the Liquidation Date, the Fund will make a liquidating distribution to its remaining shareholders equal to each shareholder’s proportionate interest in the net assets of the Fund, in complete redemption and cancellation of the Fund’s shares held by the shareholder, and the Fund will be dissolved.

Please contact the Fund at 1-855-822-2100 if you have any questions or need assistance.

Please file this Supplement with your records.